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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Kankakee Bancorp, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.


[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

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                                  NEWS RELEASE
                                 April 22, 2002

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                             KANKAKEE BANCORP, INC.

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               310 South Schuyler Avenue

               P.O. Box 3                          (815) 937-4440
               Kankakee, IL  60901-0003      Fax   (815) 937-3674

For more information contact:
       Larry D. Huffman, President and CEO                For Immediate Release

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             Institutional Shareholder Services Recommends Vote for
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                 Management Directors of Kankakee Bancorp, Inc.
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Kankakee, Illinois(April 22, 2002) Kankakee Bancorp, Inc. (AMEX:KNK), announced today that the nation's leading independent proxy voting advisory firm, Institutional Shareholder Services ("ISS"), has recommended a vote for Kankakee Bancorp's two nominees for directors at the annual meeting of stockholders scheduled for April 26, 2002. Kankakee Bancorp has been faced with a proxy contest being waged by a group of investors calling themselves the Committee to Preserve Shareholder Value, which has been attempting to place two nominees on Kankakee Bancorp's board of directors.

In its report, ISS stated that:

          "Since the ascension of the new management team, all of the financial measures which the dissidents use for their arguments are in fact positive. Furthermore, the company's shareholder returns have been exceptional over this time period with the company having a return of
          76.61 percent over the current year. As of April 18, 2002, the company's common stock traded at $39.10 per share versus $23.25 per share a year ago."

In reaching its conclusion to support management, ISS noted that:

          "Over the course of the last two years management has effectively outlined a plan and followed through on it. Thus, the financial performance of the company has greatly improved."

ISS concluded by stating that:

          "Although the dissidents believe otherwise, management has not done anything to lead us to believe that it is acting for its own interests. As such, we believe that the proposal to elect the management directors warrants shareholder support."

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                                                                    Exhibit 99.1

ISS recommended that stockholders vote for the management directors on the Blue proxy card.

William Cheffer, Chairman of Kankakee Bancorp, stated: "We are pleased that ISS has chosen to support our nominees for directors. We believe our strategic plan has been working and we will continue to work hard to enhance stockholder value. We remind stockholders that they must return the Blue proxy card in order to support Kankakee's directors."

Kankakee Bancorp, Inc., and Kankakee Federal Savings Bank, are headquartered in Kankakee, Illinois, which is 60 miles directly south of downtown Chicago. In addition to its main office, the Bank operates fourteen offices in the following Illinois communities: Ashkum, Bourbonnais, Bradley, Braidwood, Champaign, Coal City (2), Diamond, Dwight, Herscher, Hoopeston, Manteno, Momence and Urbana.

This release may contain forward looking statements. Forward looking statements are identifiable by the inclusion of such qualifications as expects, intends, believes, may, likely or other indications that the particular statements are not based upon facts but are rather based upon the Company's beliefs as of the date of this release. Actual events and results may differ significantly from those described in such forward looking statements, due to changes in the economy, interest rates or other factors. For additional information about these factors, please review our filings with the Securities and Exchange Commission.

Additional Important Information. On March 11, 2002, Kankakee Bancorp, Inc. filed a definitive proxy statement, which was supplemented on March 18, 2002, with the Securities and Exchange Commission relating to the annual meeting of stockholders to be held on April 26, 2002. We urge stockholders to read our definitive proxy statement because it contains important information about us and the nominees for director. You may obtain a free copy of our definitive proxy statement and any other soliciting materials relating to our solicitation on the Securities and Exchange Commission's website at www.sec.gov, or by contacting Morrow & Co., Inc., our proxy solicitor, at 1-800-607-0088.